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                                                                   Exhibit 10.24

                                PROMISSORY NOTE
                            SECURED BY DEED OF TRUST

$1,000,000                                                     January    , 2001

                                                                    , California

     FOR VALUE RECEIVED, the undersigned, GILBERT C.P. HU ("Employee") and MAY K.R. HU, husband and wife (jointly and severally, "Borrowers"), promise to pay to the order of ALTIGEN COMMUNICATIONS, INC., a Delaware corporation ("Lender"), at 47427 Fremont Boulevard, Fremont, California 94538 (or at such other place as Lender may from time to time designate by written notice to Borrowers), in lawful money of the United States, the principal sum of One Million One Dollars ($1,000,000).

     1. Payment: The principal and interest due pursuant to this Note shall be paid as follows:

          (a) Upon the occurrence of a Maturity Event (as defined herein), Borrowers shall pay to Lenders all amounts due under this Note, including all unpaid principal and all accrued but unpaid interest on the principal amount hereof.

          (b) Principal and interest shall be payable in lawful money of the United States. Interest shall be calculated on the basis of a 360-day year consisting of twelve (12) months, each of thirty (30) days, and shall compound monthly. The interest accrued hereunder shall be due and payable in monthly installments on the last day of each month during the term of this Note. Each payment shall be applied first to accrued interest, then to any other amounts (other than principal) payable hereunder as designated by Lender, and then to reduce principal.

          (c) All payments made hereunder shall be made by Borrowers free and clear of, and without deduction for, any and all present and future taxes, levies, charges, deductions and withholdings. Borrowers shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, performance and enforcement of this Note.

     2. Security: This Note is secured by that certain Deed of Trust (the "Second Deed of Trust") of even date herewith made by Borrowers, as trustors, to First American Title Insurance Company, as trustee, for the benefit of Lender, as beneficiary, which shall be recorded in the Official Records of the County of Alameda, State of California, encumbering certain real property commonly known as 603 Windmill Court, City of Fremont, County of Alameda, State of California (the "Property"), described with particularity in the Second Deed of Trust, which Borrowers shall occupy as their principal place of residence.

     3. Maturity Event: Upon the occurrence of a Maturity Event (as hereinafter defined), the entire unpaid principal balance, together with all accrued but unpaid interest thereon, and all other sums due hereunder, shall become immediately due and payable without further demand or notice to Borrowers. To the extent permitted by law, any of the following events shall be a "Maturity Event" under this Note and the Second Deed of Trust:

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          (a) Borrowers shall fail to pay any amount of the principal or interest on this Note when due and shall fail to cure such non-payment within ten (10) days following written notice of such delinquency.

          (b) There shall occur any breach or default in the performance of any obligation of Borrowers or Employee contained in the promissory note payable by the Borrowers, as payors, to Bank of America, N.A., A D/B/A Of Nationsbank, N.A., as payee, in the original principal amount of Three Hundred Seventy Three Thousand Dollars ($373,000), executed in or about July, 1999, (the "Bank of America Note"), the deed of trust and or security and loan documents executed by Borrower in connection with the Bank of America Note (herein collectively with the Bank of America Note (the "First Loan Documents"); provided that such breach or default will not be deemed a Maturity Event if it is cured to the satisfaction of the holder of the note and the trustee of the deed of trust within any cure period expressly provided for in said First Loan Documents.

          (c) There shall occur a breach or default in the performance of any obligation of Borrowers or Employee contained in the Second Deed of Trust, as defined hereinbelow, or any other deed of trust or other security instrument now or hereafter encumbering the Property which may hereafter be executed by Borrowers for the purpose of securing this Note.

          (d) Borrowers, without the prior written consent of Lender, voluntarily or by operation of law, sell, convey, assign or otherwise transfer or agree to sell, convey or otherwise transfer, all or any portion of, or any interest in, the Property, provided, however, nothing herein or in the Second Deed of Trust or in the Loan Agreement shall make or be deemed to make Borrower's further encumbrance of the Property a Maturity Event or give Lender the right to accelerate the debt secured by the Second Deed of Trust as a consequence of such further encumbrance.

          (e) Borrowers (i) admit in writing their inability to pay debts, (ii) make an assignment for the benefit of creditors, (iii) file a voluntary petition in bankruptcy, effect a plan or other arrangement with creditors, liquidate their assets under arrangement with creditors, or liquidate their assets under court supervision, (iv) have an involuntary petition in bankruptcy filed against them that is not discharged within sixty (60) days after such petition is filed, or (v) apply for or permit the appointment of a receiver or trustee or custodian for any of their property or assets which shall not have been discharged within sixty (60) days after the date of appointment.

          (f) August 31, 2001.

          (g) The termination of Employee's employment with Lender for any reason, (other than the Employee's death).

          (h) Any representation or warranty of Employee or Borrowers contained herein, in any agreement entered into between Borrowers and Lender in connection herewith, or in any First Loan Document shall prove to be false or misleading in any material respect.

          (i) The Second Deed of Trust (as defined herein) is not recorded against the Property at the closing of the purchase by Borrower of the Property or at any time ceases to be a valid lien on the property subject only to the deed of trust securing the Bank of America Note.

          (j) One (1) year following the death of Employee.

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        (k) Borrowers default in their obligation to pay any indebtedness or to perform any other obligation which is secured by a deed of trust or other lien on the Property or default under any deed of trust securing such indebtedness.

        (l) The amount of indebtedness secured by any interest in the Property superior in right to the Second Deed of Trust exceeds Three Hundred Seventy Three Thousand Dollars ($373,000).

     4. Interest: Interest shall accrue upon the outstanding principal balance at the rate of Six and 88/100 percent (6.88%) per annum. Upon the failure of Borrowers to pay the outstanding principal balance within thirty (30) days after a Maturity Event, interest on the outstanding balance shall accrue thereafter at the rate of twelve percent (12%) or if lower, the highest rate permitted by law.

     5. Late Charge: Because the actual damage to Lender resulting from any default by Borrowers in the payment of any installment of principal and/or interest when due is impractical and extremely difficult to ascertain, Lender shall be entitled to recover six percent (6%) of the amount of any such delinquent installment as liquidated damages if Borrowers fail to pay any installment within ten (10) days after Borrower receives written notice from Lender of the amount due and owing.

     6. Borrower's Representation: Borrowers hereby make the following representations and warranties to the Lender and acknowledge that Lender is relying on such representations in making the loan:

        (a) Borrowers shall have good and marketable title to the Property free and clear of any security interests, liens or encumbrances other than (i) the deed of trust in favor of Bank of America Mortgage Company, as beneficiary, securing the Bank of America Note, and (ii) the deed of trust in favor of Lender, securing this Note;

        (b) The consent of no other person or entity is required to grant to Lender the security interest in the Property evidenced by the Second Deed of Trust.

        (c) There are no actions, proceedings, claims or disputes pending or, to the Borrowers' knowledge, threatened against or affecting the Borrowers or the Property.

        (d) Borrowers have delivered to Lender true, correct and complete copies of all First Loan Documents.

     7. Borrowers' Additional Obligations: Borrowers shall take any and all further actions that may from time to time be required to ensure that the Second Deed of Trust creates a valid lien on the Property in favor of the Lender, which shall secure the Note and be junior in priority only to the deed of trust securing the Bank of America Note. Borrowers shall not modify, supplement, or amend any First Loan Document without the prior written consent of the Company, and in no event shall Borrowers cause or permit the principal indebtedness payable under the First Loan Documents to exceed Three Hundred Seventy Three Thousand Dollars ($373,000). Borrowers shall furnish evidence reasonably satisfactory to the Lender that: (i) Borrowers have good and marketable title to the Property; (ii) the consent of no other person or entity is required to grant a security interest in the Property to the Lender; and (iii) there is no other deed of trust, mortgage or

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encumbrance against the Property other than the deed of trust securing the Bank of America Note. If it should be hereafter determined that there are defects against title or matters which could result in defects against title to the Property, or that the consent of another person or entity is required to grant to and perfect in the Lender a valid second-priority lien on the Property, Borrowers shall promptly take all action necessary to remove such defects and to obtain such consent and grant (or cause to be granted) and perfect such lien on the Property. Failure of Borrowers to use all good faith to comply with the provisions of this Paragraph or failure of the Second Deed of Trust to be a valid lien against the Property, subject only to the lien of the deed of trust securing the Bank of America Note shall be deemed a Maturity Event.

     8. Second Deed of Trust: As used herein, "Second Deed of Trust" shall mean the deed of trust constituting a second-priority lien against the Property, executed by Borrowers, as trustors, to First American Title Insurance Company, as trustee, for the benefit of Lender, as beneficiary, to be recorded in the Official Records of the County of Alameda, State of California. The Second Deed of Trust provides, among other things, as follows:

        If the trustor shall sell, convey or alienate said property, or any part thereof, or any interest therein, or shall be divested of his title or any interest therein in any manner or way, whether voluntarily or involuntarily, without the written consent of the beneficiary being first had and obtained, beneficiary shall have the right, at its option, except as prohibited by law, to declare any indebtedness or obligations secured hereby, irrespective of the maturity date specified in any note evidencing the same, immediately due and payable.

        Notwithstanding the foregoing, nothing herein or in the Second Deed of Trust or in the Loan Agreement shall give Lender the right to accelerate the debt secured by the Second Deed of Trust upon Borrower's further encumbrance of the Property nor shall such further encumbrance constitute a default hereunder or thereunder.

     9. Notice: This Note is subject to Section 2924(i) and 2966 of the California Civil Code which provides that the holder of this Note shall give written notice to Borrowers or their successors-in-interest, of prescribed information (as set forth in said Civil Code Sections) at least ninety (90) days and not more than one hundred and fifty (150) days before any Balloon Payment is due.

     10. Attorneys' Fees: In the event of Borrowers' default hereunder, Borrowers shall pay all costs of collection, including reasonable attorney's fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.

     11. Waiver: The waiver by Lender of any breach of or default under any term, covenant or condition contained herein or in any other agreement referred to above shall not be deemed to be a waiver of any subsequent breach of or default under the same or any other such term, convenantor condition.

     12. No Usury: Borrowers hereby represent and warrant that at no time shall the proceeds of the indebtedness evidenced hereby be used "primarily for personal, family, or household purposes" as that term is defined and used in
Article XV of the California Constitution (as amended from time to time). Anything in this Note to the contrary notwithstanding, it is expressly stipulated

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and agreed that the intent of Borrowers and Lender is to comply at all times with all usury and other laws relating to this Note. If the laws of the State of California would now or hereafter render usurious, or are revised, repealed or judicially interpreted so as to render usurious, any amount called for under this Note, or contracted for, charged or received with respect to the loan evidenced by this Note, or if any prepayment by Borrowers results in Borrowers having paid any interest in excess of that permitted by law, then it is Borrowers' and Lender's express intent that all excess amounts theretofore collected by Lender be credited to the principal balance of this Note (or, if this Note has been paid in full, refunded to Borrowers), and the provisions of this Note immediately be deemed reformed and the amounts therefor collectible hereunder reduced, without the necessity of execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.

     13. Prepayment: Borrowers may prepay all or any portion of this Note at any time prior to the stated maturity date, with no premium or penalty, and interest shall thereupon cease on the portion of the principal amount prepaid.

     14. General Provisions: This Note shall be governed by and construed in accordance with the laws of the State of California. The makers of this Note hereby waive presentment for payment, protest and demand, notice of protest, demand and dishonor and nonpayment of this Note, and consent that Lender may extend the time for payment or otherwise modify the terms of payment or any part of the whole of the debt evidenced by this Note, at the request of any person liable hereon, and such consent shall not alter nor diminish the liability of any person. Borrowers hereby waive the defense of the statute of limitations in any action on this Note to the extent permitted by law. Time is of the essence of this Note, the Second Deed of Trust and any other document executed by Borrowers in connection therewith. Liability hereunder shall be joint and several both between Borrowers and among all other persons and entities now or hereafter liable for all or any part of the Loan.

     15. No Covenant for Employment or Advances: Borrowers understand and acknowledge that nothing herein shall modify Employee's at-will status at the Company and does not constitute an employment agreement or a promise by the Company to continue Employee's employment. Either the Company or Employee may terminate such employment relationship at any time, with or without cause.

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          16. THIS NOTE, THE LOAN AGREEMENT, THE DEED OF TRUST, AND ALL RELATED
     DOCUMENTATION ARE EXECUTED VOLUNTARILY AND WITHOUT ANY DURESS OR UNDUE INFLUENCE ON THE PART OF OR ON BEHALF OF THE PARTIES HERETO, WITH THE FULL INTENT OF CREATING THE OBLIGATIONS AND SECURITY INTERESTS DESCRIBED HEREIN AND THEREIN. THE PARTIES ACKNOWLEDGE THAT: (a) THEY HAVE READ SUCH DOCUMENTATION; (b) THEY HAVE BEEN REPRESENTED IN THE PREPARATION, NEGOTIATION AND EXECUTION OF SUCH DOCUMENTATION BY LEGAL COUNSEL OF THEIR OWN CHOICE; (c) THEY UNDERSTAND THE TERMS AND CONSEQUENCES OF THIS NOTE, THE LOAN AGREEMENT, THE DEED OF TRUST, AND ALL RELATED DOCUMENTATION AND THE OBLIGATIONS THEY CREATE; AND (d) THEY ARE FULLY AWARE OF THE LEGAL AND BINDING EFFECT OF THIS NOTE, THE DEED OF TRUST AND THE OTHER DOCUMENTS CONTEMPLATED BY THIS AGREEMENTS.

                            [Signatures on next page]

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     IN WITNESS WHEREOF, Borrowers have executed this Note as of the day and year first above written.

                                /s/ Gilbert C.P. Hu
                                ---------------------------------
                                GILBERT C.P. HU

                                /s/ May K.R. Hu
                                ---------------------------------
                                MAY K.R. HU




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